[FRONT COVER]

[BEGIN SIDEBAR]

SMALL CAP EQUITY
FUND

[END SIDEBAR]


PROSPECTUS FEBRUARY 28, 2000
(Revised June 29, 2000)


Chase Vista
Equity Funds


INSTITUTIONAL CLASS SHARES


The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


[LOGO]
CHASE VISTA FUNDS [SM]


PSSSC-1-200 X


 SMALL CAP EQUITY FUND                               1

 THE FUND'S INVESTMENT ADVISER                       7

 HOW YOUR ACCOUNT WORKS                              9

 BUYING FUND SHARES                                  9

 SELLING FUND SHARES                                10

 EXCHANGING FUND SHARES                             10

 OTHER INFORMATION CONCERNING THE FUND              11

 DISTRIBUTIONS AND TAXES                            12

 WHAT THE TERMS MEAN                                14

 FINANCIAL HIGHLIGHTS OF THE FUND                   15

 HOW TO REACH US                             Back cover


--------------------------------------------------------------------------------
CHASE VISTA SMALL CAP EQUITY FUND
--------------------------------------------------------------------------------


[BEGIN SIDEBAR]

The Fund's
objective

The Fund seeks
capital growth over
the long term.

[END SIDEBAR]


The Fund's main investment strategy

Under normal conditions, the Fund invests at least 80% of its total assets in securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalization equal to those within a universe of S&P Small Cap 600 Index stocks. Market capitalization is the total market value of a company's shares.

The Fund's investment adviser uses an active equity management style focused on companies with above market average price/earnings ratios and price/book ratios, below average dividend yield and above average market volatility. The Fund will focus on companies with high quality management, a leading or dominant position in a major product line, new or innovative products, services or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The advisers use a discipline stock selection process, which focuses on identifying attractively valued companies with positive business fundamentals. The Fund combines growth and value investing.

In determining whether to sell a stock, the adviser will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

CHASE VISTA SMALL CAP EQUITY FUND


[BEGIN SIDEBAR]

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

[END SIDEBAR]


The Fund is currently closed to new investors. You may only buy shares in this Fund through an account established before November 30, 1998. The Fund may modify or eliminate this policy at any time.

The Fund may invest up to 20% of its total assets in foreign securities. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund's equity holdings may include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its assets in U.S. Government obligations.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval. [LOGO]

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Small Cap Equity Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies, which the advisers believe will experience earnings growth, do not grow as expected.

Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

CHASE VISTA SMALL CAP EQUITY FUND


In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

The value of REITs will depend on the value of the underlying properties or underlying loans. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REITs underlying properties. REITs may be more volatile or more illiquid than other types of securities.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund, like any business, could be affected if the computer systems on which it relies fail to properly process information beginning January 1, 2000. The Fund's advisers are updating their own systems and encouraging service providers to do the same, but there's no guarantee these systems will work properly. Year 2000 problems could also hurt issuers whose securities the Fund holds or securities markets generally. [LOGO]

[BEGIN SIDEBAR]

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, Federal Reserve Board or any other government agency.

[END SIDEBAR]

Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the Russell 2000 Index and the S&P Small Cap 600 Index, two widely recognized market benchmarks, and the Lipper Small Cap Growth Funds Average, representing the average performance of a universe of actively managed small cap funds. In the past, the Fund has compared its performance to the Russell 2000 Index, but in the future, the Fund intends to compare its performance to the S&P Small Cap 600 Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

The performance for the period before Institutional Class shares were launched in May 1996 is based on the performance of Class A shares of the Fund.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown. [LOGO]


YEAR-BY-YEAR RETURNS
Past performance does not predict how this Fund will perform in the future.

[BEGIN BAR CHART]

1995      54.04%
1996      29.18%
1997      18.15%
1998       3.71%
1999      14.37%

[END BAR CHART]

The total return for the fund from January 1, 2000 to March 31, 2000 was 10.44%.

------------------------------------
 BEST QUARTER                 19.51%
------------------------------------
                  4th quarter, 1998
------------------------------------
 WORST QUARTER               -21.04%
------------------------------------
                  3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1999

                                                                         SINCE
                                                                       INCEPTION
                                     PAST 1 YEAR     PAST 5 YEARS      (12/20/94)
---------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES             14.37%          22.77%           23.53%
---------------------------------------------------------------------------------
 S&P SMALL CAP 600 INDEX                12.41%          17.05%           17.03%
---------------------------------------------------------------------------------
 LIPPER SMALL CAP GROWTH FUNDS AVG.     62.31%          23.28%           26.41%
---------------------------------------------------------------------------------
 RUSSELL 2000 INDEX                     21.26%          16.69%           16.69%
---------------------------------------------------------------------------------


CHASE VISTA SMALL CAP EQUITY FUND


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
None


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                  TOTAL ANNUAL
                       MANAGEMENT    DISTRIBUTION   OTHER         FUND OPERATING
CLASS OF SHARES        FEE           (12B-1) FEES   EXPENSES      EXPENSES
---------------------------------------------------------------------------------
 INSTITUTIONAL
 CLASS                 0.65%         NONE           0.48%         1.13%
---------------------------------------------------------------------------------


*The table is based on expenses incurred in the most recent fiscal year. The other expenses are expected to be 0.23% and the total annual Fund operating expenses are expected not to exceed 0.88%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

[bullet] you invest $10,000
[bullet] you sell all your shares at the end of the period
[bullet] your investment has a 5% return each year, and [bullet] the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

                          1 YEAR    3 YEARS    5 YEARS   10 YEARS
---------------------------------------------------------------------------------
 INSTITUTIONAL CLASS
 SHARES                   $115      $359       $622      $1,375
---------------------------------------------------------------------------------


The costs above are based on pre-waiver Annual Fund Operating Expenses. [LOGO]

FUND'S INVESTMENT ADVISER


The Chase Manhattan Bank (Chase) is the investment adviser to the Fund. Chase is a wholly owned subsidiary of The Chase Manhattan Corporation (CMC), a bank holding company. Chase provides the Fund with investment advice and supervision. Chase and its predecessors have more than a century of money management experience. Chase is located at 270 Park Avenue, New York, NY 10017.

Chase is entitled to receive an annual management fee at the rate of:

[bullet] 0.65% of the average daily net assets of the Small Cap Equity Fund

Chase Asset Management Inc. (CAM) is the sub-adviser to the Fund. CAM is a wholly-owned subsidiary of Chase. It makes the day-to-day investment decisions for the Fund. CAM provides discretionary investment services to institutional clients and is located at 1211 Avenue of the Americas New York, NY 10036.

FUND'S INVESTMENT ADVISER


The Portfolio Managers

Henry Lartigue, Chief Investment Officer at Chase, is responsible for asset allocation and investment strategy for Chase's U.S. domestic equity portfolios. Mr. Lartigue began his career as a securities analyst at Chase in 1984. He then worked as an Equity Fund Manager until 1992. Mr. Lartigue then worked as an independent registered investment advisor, from July 1992 to June 1994, when he returned to Chase at the Bank of New York as a Portfolio Manager.

Mr. Lartigue and Juliet Ellis, Senior Portfolio Manager at Chase, are responsible for management of the Fund's portfolio. Ms. Ellis has worked for Chase since 1987 as an analyst and portfolio manager. Before joining Chase she worked for Merrill Lynch, Pierce, Fenner & Smith as a financial consultant. Both have been managing the Fund since August 1999. [LOGO]

HOW YOUR ACCOUNT WORKS


Buying Fund shares

You don't pay any sales charge (sometimes called a load) when you buy Institutional shares in the Fund. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange, each day the Fund is accepting purchase orders. You'll pay the next NAV calculated after the Chase Vista Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

Only qualified investors can buy these shares. The list of qualified investors includes institutions, trusts, partnerships, corporations, retirement plans and fiduciary accounts opened by banks, trust companies or thrift institutions which exercise investment authority over such accounts.

You can buy shares only through financial service firms, such as broker-dealers and banks that have an agreement with the Fund. Shares are available on any business day the New York Stock Exchange is open. If

HOW YOUR ACCOUNT WORKS


we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the Chase Vista Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional shares must be paid for by federal funds wire. If the Chase Vista Funds Service Center does not receive federal funds by 4:00 p.m. Eastern time on the day of the order, the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the Chase Vista Funds Service Center at 1-800-62-CHASE.


MINIMUM INVESTMENTS

Investors must buy a minimum $1,000,000 worth of Institutional Shares in the Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Shares of other Chase Vista Funds (except for money market funds) in order to meet the minimum. The Fund may waive this minimum at its discretion.

Selling Fund shares

When you sell your shares you'll receive the next NAV calculated after the Chase Vista Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the Chase Vista Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the Fund to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

Selling shares

Through your financial service firms
Tell your firm which Fund you want to sell. They'll send all necessary documents to the Chase Vista Funds Service Center.

Through the Chase Vista Funds Service Center
Call 1-800-62-CHASE. We'll send the proceeds by wire only to the bank account on our records. We charge $10 for each transaction by wire.

Exchanging shares

You can exchange your Institutional shares for shares in certain other Chase Vista Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-62-CHASE for details.

You should not exchange shares as means of short-term trading as this could increase management cost and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the Chase Vista Funds Service Center or your investment representative.

Other information concerning the fund

We may close your account if the balance in all Chase Vista Funds (except money market funds) falls below $1,000,000. We'll give you 60 days notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the Chase Vista Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Vista Fund Distributors Inc. (VFD) is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with Chase.

The Trust has agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the

HOW YOUR ACCOUNT WORKS


Institutional Shares of the Fund held by investors serviced by the shareholder servicing agent.

Chase and/or VFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Fund held by customers of those shareholder servicing agents.

The Fund may issue multiple classes of shares. This prospectus relates only to Institutional shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive different amount for each class.

Chase and its affiliates and the Fund and its affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. This information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

Distributions and taxes

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses then pays out these earnings to shareholders as distributions.

The Small Cap Equity Fund distributes any net investment income at least semi-annually. Net capital gain is distributed annually. You have three options for your distributions. You may:

[bullet] reinvest all of them in additional Fund shares without a sales charge;

[bullet] take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

[bullet] take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Small Cap Equity Fund expects that its distributions will consist primarily of capital gains.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The above is a general summary of tax implications of investing in the Fund. Please consult your tax adviser to see how investing in the Fund will affect your own tax situation. [LOGO]

What the terms mean

DEPOSITARY RECEIPTS: instruments which are typically issued by financial institutions and which represent ownership of securities of foreign corporations. Depositary receipts are usually designed for use on U.S. and European securities exchanges.

DISTRIBUTION FEE: covers the cost of the distribution system used to sell shares to the public.

FUNDAMENTAL RESEARCH: method which concentrates on "fundamental" information about an issuer such as its financial statements, history, management, etc.

GROWTH APPROACH: approach which focuses on identifying securities of companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

LIQUIDITY: the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

REPURCHASE AGREEMENTS: a type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later at a set price. The price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

VALUE APPROACH: approach which focuses on identifying securities that the advisers believe are undervalued by the market as measured by certain financial formulas. [LOGO]

FINANCIAL HIGHLIGHTS


The Financial Highlights table is intended to help you understand the Fund's financial performance for the periods since commencement of operations. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Institutional Class share outstanding throughout each period shown.

This information is supplemented by financial statements including accompanying notes appearing in the Fund's Annual Report to Shareholders for the year ended October 31, 1999, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent.

The financial statements, which include the financial highlights, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

FINANCIAL HIGHLIGHTS


Chase Vista Small Cap Equity Fund

                                                Year            Year           Year       5/7/96*
                                               ended           ended          ended       through
                                            10/31/99        10/31/98       10/31/97      10/31/96
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $20.59          $23.71         $19.22       $18.44
-----------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                        (0.02)@         (0.02)          0.03         0.02
  Net gain or losses in securities
  (both realized and unrealized)                2.70           (2.46)          4.75         0.76
                                             -------        --------        -------       -------
  Total from investment operations              2.68           (2.48)          4.78         0.78
 Less distributions:
  Dividends from net investment income            --              --             --           --
  Distributions from capital gains              0.17            0.64           0.29           --
                                             -------        --------       --------      -------
  Total distributions                           0.17            0.64           0.29           --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                $23.10          $20.59         $23.71       $19.22
-----------------------------------------------------------------------------------------------------
TOTAL RETURN                                   13.06%         (10.64%)        25.15%        4.23%
=====================================================================================================
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in millions)                                   $269            $254           $307          $52
-----------------------------------------------------------------------------------------------------
Ratios of expenses to
average net assets                              0.88%           1.04%          1.10%        1.10%#
-----------------------------------------------------------------------------------------------------
Ratio of net income
to average net assets                          (0.07%)         (0.09%)         0.13%        0.27%#
-----------------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                              1.13%           1.13%          1.14%        1.27%#
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets              (0.32%)         (0.18%)         0.09%        0.10%#
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                           92%             74%            55%          78%
-----------------------------------------------------------------------------------------------------


* Commencement of offering of class of shares.
@ Calculated based on average shares outstanding.
# Short periods have been annualized.

                       THIS PAGE INTENTIONALLY LEFT BLANK

HOW TO REACH US
--------------------------------------------------------------------------------


More information

You'll find more information about the Fund in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-62-CHASE or writing to:

Chase Vista Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.chasevista.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

Public Reference Section of the SEC
Washington, DC 20549-0102.
1-202-942-8090
Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-5151


(C) 2000 The Chase Manhattan Corporation. All Rights Reserved.    February 2000


[LOGO]
CHASE VISTA FUNDS [SM]

Chase Vista Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039